Consolidated Statements of Operations and Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
OPERATING EXPENSES
General and administrative	$ 4,234	$ 5,963
Research and development	5,696	4,324
Total Operating Expenses	9,930	10,287
Loss from Operations	(9,930)	(10,287)
OTHER INCOME (EXPENSE)
Interest income	0	2
Interest expense	0	(5)
Net change in fair value of trading marketable securities	641	207
Total other income	641	204
Provision for income taxes	0	0
NET LOSS	(9,289)	(10,083)
OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized (loss) gain on available-for-sale securities	0	(24)
Foreign currency translation adjustments	51	(212)
Total Other Comprehensive Income (Loss)	51	(236)
TOTAL COMPREHENSIVE LOSS	$ (9,238)	$ (10,319)
Basic and Diluted Loss per Common Share	$ (3.14)	$ (3.56)
Basic and Diluted Weighted Average Common Shares Outstanding	2,960	2,833